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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 8, 2004
                                  ------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   0-15190               13-3159796
        ----------------               -------             --------------
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
         incorporation)               File Number)        Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                         -------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                 --------------
                             (Former name or former
                            address, if changed since
                                  last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 8, 2004, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced a summary of data of survival benefits in key patient subsets from its Phase III study of Tarceva(TM) in advanced non-small cell lung cancer. Details regarding the results of these studies are contained in the Company's press release, dated June 8, 2004, attached as Exhibit 99, and incorporated herein by reference.

ITEM 7.  EXHIBITS


     EXHIBIT NO.                    DESCRIPTION

         99      Press release, dated June 8, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 8, 2004                           OSI PHARMACEUTICALS, INC.


                                      By:  /s/ Robert L. Van Nostrand
                                          --------------------------------------
                                          Robert L. Van Nostrand
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)



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                                  EXHIBIT INDEX


     EXHIBIT NO.                    DESCRIPTION

        99        Press release, dated June 8, 2004.